SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) February 28, 2001


                                   AGWAY INC.
                                   ----------
             (Exact name of registrant as specified in its charter)


Delaware                           2-22791                          15-0277720
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(State or other jurisdiction      (Commission                      (IRS Employer
of incorporation)                 File Number)               Identification No.)


333 Butternut Drive, DeWitt, New York                                      13214
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(Address of principal executive offices)                              (Zip Code)



        Registrant's telephone number, including area code (315) 449-6436









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Item 5.  Other Events (in 000's)

Agway finances its operations and the operations of all of its businesses and subsidiaries through Agway Financial Corporation (AFC). AFC typically renews its lines of credit annually in the fiscal quarter ended in December. This past year, Agway's existing banks expressed interest in participating in a new facility at reduced levels from their current commitments. During the second quarter ended December 23, 2000, it became clear to the Company that the negotiations for a new credit facility would not be completed by the end of the original terms of its existing credit facilities. The Company requested and received extensions from its existing banks on all credit facilities through
February 28, 2001. In addition, in February 2001, the Company's $50,000 commercial paper program was paid down and the amount available under that program converted to a short-term line of credit available through February 28, 2001.

In January 2001, Agway signed a commitment letter with an agent for a syndicated senior collateralized revolving credit facility for $175,000 including letters of credit. Management is working with the syndication agent and is coordinating the refinancing activity with the existing creditors. As of February 28, 2001, because the negotiations for a new credit facility have not been completed, the Company requested and received extensions from its existing banks for the short-term lines of credit as described above through March 31, 2001. Agway is currently targeting a closing on the new facility in March 2001.

Agway continues to believe it will have appropriate and adequate financing to meet its ongoing needs. However, failure to obtain the adequate level of financing could have a material adverse impact on Agway. As discussed above, negotiations for new credit facilities have not been completed; therefore, there is no assurance that the Company will achieve the desired levels of financing. In addition, the terms of such refinancing and the impact of such terms on Agway can only be finally determined if and when new credit facilities have been completed.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   AGWAY INC.
                                  (Registrant)






Date       February 28, 2001              By      /s/ PETER J. O'NEILL
        -------------------------             ------------------------------
                                                     Peter J. O'Neill
                                                   Senior Vice President
                                                     Finance & Control
                                             (Principal Financial Officer and
                                                 Chief Accounting Officer)